Exhibit 10.10

CANADIAN SECURITY AGREEMENT

By

SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES

SOUTHERN-CANADA, CO. and PROJECT DOVE MANITOBA LP

as Pledgors

and

UBS AG, STAMFORD BRANCH,

as Canadian Collateral Agent

Dated as of December 30, 2005

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Exhibit 1	Form of Issuer’s Acknowledgment
Exhibit 2	Form of Securities Pledge Amendment
Exhibit 3	Form of Joinder Agreement
Exhibit 4	Form of Control Agreement Concerning Deposit Accounts
Exhibit 5	Form of Intellectural Property Security Agreement
Exhibit 6	Form of Bailee’s Letter

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CANADIAN SECURITY AGREEMENT

This CANADIAN SECURITY AGREEMENT dated as of December 30, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., a Nova Scotia unlimited liability company (the “Borrower”) and PROJECT DOVE MANITOBA LP, a limited partnership formed under the laws of the Province of Manitoba (“Manitoba LP”), as pledgors, assignors and debtors, (the Borrower and Manitoba LP, in such capacities and together with any successors in such capacities, the “Pledgors”, and each, a “Pledgor”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as Canadian Collateral Agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

R E C I T A L S:

A. The Pledgors and the other Loan Parties party thereto, the Collateral Agent, the other agents listed therein and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of December     , 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any one or more successor or replacement facilities with the same agents or lenders.

B. Each Pledgor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and is, therefore, willing to enter into this Agreement.

C. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

D. It is a condition to (i) the obligations of the Canadian Lenders to make the Canadian Loans under the Credit Agreement, (ii) the obligations of the Issuing Bank to issue Letters of Credit and (iii) the performance of the obligations of the Secured Parties under Hedging Agreements that constitute Secured Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions.

Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the PPSA shall have the meanings assigned to them in the PPSA.

(a) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Sections 1.03 and 1.05 of the Credit Agreement shall apply herein mutatis mutandis.

(b) The following terms shall have the following meanings:

“$ or Canadian dollars” shall mean the lawful currency of Canada.

“Accounts” shall mean all “accounts” as such term is defined in the PPSA, and shall include all rights and entitlements of each Pledgor to payment for goods sold or leased or for services rendered, which are not evidenced by Instruments or Chattel Paper, and whether or not earned by performance.

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Bailee Letter” shall be an agreement in form substantially similar to Exhibit 9 hereto.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned, charged, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien, encumbrance, hypothec or security interest in such real or personal property.

“Contracts” shall mean the Acquisition Documents, all sale, service, performance, equipment or property lease contracts, agreements, obligations and grants and all other contracts, agreements, obligations or grants (in each case, whether written, oral or otherwise, or third party or intercompany), whether now existing or hereafter arising, between each Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Copyrights” shall mean all copyrights (whether statutory or common law, whether established or registered in Canada or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by each Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments and modifications thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue and other rights of action for past, present or future infringements thereof.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Customer Locations” shall mean each of the locations set forth in Schedule 2(e) to the Perfection Certificate where any Pledgor maintains Pledged Collateral valued at less than $750,000.

“Deposit Account Control Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto or such other form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s control with respect to any Deposit Account.

“Deposit Accounts” shall mean (i) any demand, time, savings, passbook, or similar account maintained with a financial institution that is engaged in the business of banking and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes, bills of exchange, acceptances and Instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to each Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Equipment” shall mean, with respect to each Pledgor, all “equipment” as such term is defined in the PPSA, and shall include all equipment, machinery, computers and computer hardware and software (whether owned or licensed), motor vehicles, tools, appliances, chattels, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

“Excluded Property” shall mean

(a) any Contract or Licence to which each Pledgor is a party or of which each Pledgor has the benefit, to the extent that the creation of the security therein would constitute a breach of the terms of or permit any person to terminate or suspend such Contract or Licence, but such Pledgor shall hold its interest therein in trust for the Collateral Agent until such time as the consent of the other party to such Contract or Licence is obtained; and

(b) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money

Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment; and

(c) (i) the last day of the term of any lease (but upon the enforcement of the Collateral Agent’s rights hereunder, the Collateral Agent shall stand possessed of such last day in trust to assign the same to any person acquiring such term) or (ii) any Consumer Goods; and

(d) Equity Interests in any unlimited liability company owned by any Pledgor or acquired hereafter,

provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b), (c) or (d) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (a), (b), (c) or (d)).

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “intangibles,” as such term is defined in the PPSA, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, logos, business identifiers, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all Licences, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licences and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Trademark Intellectual Property Licence in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information, derivative works and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill, and (iii) all product lines of such Pledgor’s business.

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in the PPSA, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licences and Goodwill.

“Intellectual Property Licences” shall mean, collectively, with respect to each Pledgor, all licence and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such licence or distribution agreement, together with any and all (i) renewals, extensions, supplements, modifications and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue and other rights of action for past, present and future infringements or violations thereof, and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intellectual Property Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Inventory” shall mean, with respect to each Pledgor, all “inventory” as such term is defined in the PPSA, and shall include all raw materials, work in process, work in transit, finished goods, new and unused production, packing and shipping materials, new and unused maintenance items, and all other inventory of whatsoever kind or nature, wherever located.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Licences” shall mean, collectively, with respect to each Pledgor, all franchises, licences, quotas, exclusivity rights, territorial rights, authorizations, certifications, approvals, permits, consents, variances and operating rights authorizing or relating to such Pledgor’s rights to carry on or operate its business.

“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Pledged Collateral or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in Canada or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments and modifications thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue and other rights of action for past, present or future infringements thereof.

“Payment Intangible” means a General Intangible under which the account debtor’s principal obligation is a monetary obligation.

“Perfection Certificate” shall mean that certain perfection certificate dated as of the Closing Date, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in substantially similar form as the Perfection Certificate dated as of the Closing Date or such other form reasonably acceptable to the Collateral Agent) executed and delivered by the applicable person in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the request of the Collateral Agent.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 10(a) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates and instruments representing such Equity Interests and any and all interest of the such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any Subsidiary, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such Subsidiary acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational

Document of any such Subsidiary, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation, amalgamation, continuation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include any (w) Equity Interests which are not required to be pledged pursuant to Section 5.11(b) of the Credit Agreement, (x) Equity Interests in any unlimited liability company owned by such Pledgor or acquired hereafter in the Borrower.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“PPSA” shall mean the Personal Property Security Act (Ontario) as in effect from time to time and any other applicable federal, provincial or territorial personal property security or similar legislation, together with all rules, regulations and interpretations thereunder or related thereto.

“Proceeds” shall mean, all “proceeds” as such term is defined in the PPSA, and shall include all proceeds in any form derived from the sale, lease or other disposition of any of the Pledged Collateral, including, without limitation, in the case of the Intellectual Property Collateral, all licence royalties and proceeds of suits relating to the Intellectual Property Collateral.

“Quebec Collateral” shall have the meaning assigned to such term in Section 4.11(b) hereof.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, sublicensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of classification, together with all of each Pledgor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Receiver” shall have the meaning assigned to such term in Section 9.2 hereof.

“Records” shall mean all of each Pledgor’s books of account of every kind or nature, purchase and sale agreements, invoices, ownership certificates, manuals, publications, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Pledged Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, internet, intranet and extranet sites, file cabinets or containers in or on which the foregoing are stored (including any rights of such Pledgor with respect to the foregoing maintained with or by any other person).

“Refinancing Indebtedness” shall have the meaning assigned to such term in Section 11.4(b) hereof.

“Remaining Secured Obligations” shall have the meaning assigned to such term in Section 11.4(b) hereof.

“Secured Obligations” shall mean the Canadian Obligations as such term is defined in the Credit Agreement.

“Secured Parties” shall mean, collectively, the Canadian Administrative Agent, the Collateral Agent, the Lenders and each party to a Hedging Agreement if at the date of entering into such Hedging Agreement such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agents a letter agreement in form and substance acceptable to the Administrative Agents pursuant to which such person (i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 9.03,10.03 and 10.09 of the Credit Agreement.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Supporting Obligation” shall mean a letter-of-credit right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document of Title, a General Intangible or an Instrument.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, business identifiers, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names used in commerce and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in Canada or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments and modifications thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue and other rights of action for past, present and future infringements thereof.

Section 1.2 Interpretation.

The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

Section 1.3 Resolution of Drafting Ambiguities.

Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

Section 1.4 Perfection Certificate.

The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

Section 2.1 Grant of Security Interest.

As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)	all Accounts;

(ii)	all Equipment, Goods and Inventory;

(iii)	all Documents of Title, Instruments and Chattel Paper;

(iv)	all Securities Collateral;

(v)	all Intellectual Property Collateral;

(vi)	all General Intangibles;

(vii)	all Money and all Deposit Accounts;

(viii)	all Supporting Obligations;

(ix)	all Records relating to the Pledged Collateral; and

(x)	to the extent not covered by clauses (i) through (ix) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (ix) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property and (i) the Pledgors shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Property and shall provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any Licence, a provision that would prohibit the creation of a Lien on such Licence in favor of the Collateral Agent unless such Pledgor believes, in its reasonable judgment, that such action is permitted by Section 6.19 of the Credit Agreement.

Section 2.2 Filings.

(a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by the PPSA or similar legislation of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all of the present and after acquired personal property of the debtor or in which debtor otherwise has rights and all substitutions therefor and proceeds thereof, and (iii) in the case of a financing statement covering Pledged Collateral constituting minerals, hydrocarbons or the like to be extracted or timber to be cut, growing crops or the unborn young of animals, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

(b) Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

(c) Each Pledgor hereby further authorizes the Collateral Agent to file filings with the Canadian Intellectual Property Office (or any successor office or any similar office in any other country), including this Agreement and the Intellectual Property Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

Section 3.1 Delivery of Certificated Securities Collateral.

Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five (5) Business Days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right upon one (1) day prior written notice to such Pledgor to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

Section 3.2 Perfection of Uncertificated Securities Collateral.

Each Pledgor represents and warrants that the Collateral Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then such Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equity holder register or the books of the issuer, execute any customary pledge forms or other documents reasonably necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof, (iii) upon the reasonable request by the Collateral Agent, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof, and (iv) after the occurrence and during the continuance of any Event of Default, upon request by the Collateral Agent, (A) cause the Organizational Documents of such issuer to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the PPSA, and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1.

Section 3.3 Financing Statements and Other Filings; Maintenance of Perfected Security Interest.

Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of such Pledgor, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens.

Section 3.4 Other Actions.

In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants as follows and agrees, at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Attachment.

(i) Value has been given;

(ii) such Pledgor has rights in the Pledged Collateral (other than Pledged Collateral acquired after the date hereof); and

(iii) they have not agreed to postpone the time for attachment of the Lien which shall attach upon the execution of this Agreement and, in the case of Pledged Collateral acquired after the date hereof, when such Pledgor has rights therein.

(b) Instruments and Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Chattel Paper other than such Instruments and Chattel Paper listed in Schedule 11 to the Perfection Certificate. Each Instrument and each item of Chattel Paper listed in Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Chattel Paper not previously delivered to the Collateral Agent exceeds$ 500, 000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Chattel Paper shall promptly (but in any event within five (5) Business Days after receipt thereof) endorse, assign and deliver such Instrument or Chattel Paper to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(c) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts otherthan the accounts listed in Schedule 14 to the Perfection Certificate. The Collateral Agent has a first priority perfected security interest in each such Deposit Account. No Pledgor shall hereafter establish and maintain any Deposit Account unless (1) it shall have given the Collateral Agent 30days’ prior written notice of its intention to establish such new Deposit Account with a financial institution, (2) such financial institution shall be reasonably acceptable to the Collateral Agent and (3) such financial institution and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account unless the Collateral Agent shall have waived such requirement in writing. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from each Pledgor with respect to funds from time to time credited to any

Deposit Account unless an Event of Default has occurred and is continuing. The provisions of this Section 3.4(c) shall not apply to (i) Deposit Accounts specially and exclusively used as trust accounts for the benefit of each Pledgor’s customers if all or any portion of the proceeds on deposit therein are for the benefit of one or more customers of such Pledgor, (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of each Pledgor’s employees, or (iii) to any Deposit Accounts for which the Collateral Agent is the financial institution. Each Pledgor shall not grant a Lien or any Deposit Account to any person other than the Collateral Agent.

(d) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed S500,000 in the aggregate.

(e) Landlord’s Access Agreements/Bailee Letters. Each Pledgor shall use its commercially reasonable efforts to obtain as soon as practicable after the date hereof with respect to each location set forth in Schedule 4.01(m)(vi) to the Credit Agreement, where such Pledgor maintains Pledged Collateral (other than Customer Locations), a Bailee Letter and/or Landlord Access Agreement, as applicable, and use commercially reasonable efforts to obtain a Bailee Letter, Landlord Access Agreement and/or landlord’s lien waiver, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of any Pledged Collateral if reasonably requested by the Collateral Agent. Notwithstanding the foregoing, a waiver of bailee’s lien shall not be required in any event if the value of the Pledged Collateral held by such bailee is less than $50,000, provided that the aggregate value of the Pledged Collateral held by all bailees who have not delivered a Bailee Letter is less than $250,000 in the aggregate.

(f) Motor Vehicles. Upon the request of the Collateral Agent, each Pledgor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Collateral Agent listed as lienholder therein. Such requirement shall not apply if any such motor vehicle (or any such other Equipment) is valued at less than $50,000 (on a replacement value basis), provided that the aggregate replacement value of all motor vehicles (and such Equipment) as to which any Pledgor has not delivered a certificate of title or ownership is less than $500,000.

Section 3.5 Joinder of Additional Pledgors.

Each Pledgor shall cause its Subsidiaries which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the

Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of Canada required to pledge any assets to the Collateral Agent, to execute and deliver to the Collateral Agent such documentation as the Collateral Agent shall reasonably request and, in each case with respect to clauses (a) and (b) above, upon such execution and delivery, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

Section 3.6 Supplements; Further Assurances.

Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the PPSA (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the Canadian Intellectual Property Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent may in its reasonable, judgment deem necessary or appropriate. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

Section 4.1 Title.

Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 6.02 of the Credit Agreement.

Section 4.2 Validity of Security Interest.

The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 7 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.

Section 4.3 Defence of Claims; Transferability of Pledged Collateral.

Subject to Section 5.05 of the Credit Agreement, such Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Liens. As of the date hereof, there is no agreement, order, judgment or decree, and such Pledgor shall not enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise materially impair or conflict with such Pledgor’s obligations or the rights of the Collateral Agent hereunder.

Section 4.4 Other Financing Statements.

No Pledgor has filed or authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 9 to the

Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.

Section 4.5 Chief Executive Office; Change of Name; Jurisdiction of Organization.

The Collateral Agent may rely on advice of counsel as to whether any or all PPSA financing statements of each Pledgor need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes when required by Section 5.13(a) of the Credit Agreement, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if such Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by such Pledgor.

Section 4.6 Location of Inventory and Equipment.

It shall not move any Equipment or Inventory to any location, other than any location that is listed in the relevant Schedules to the Perfection Certificate, unless (i) it shall have given the Collateral Agent not less than thirty (30) days’ prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) to the extent applicable with respect to such new location, such Pledgor shall have complied with Section 3.4(e); provided that in no event shall any Equipment or Inventory be moved to any location outside of Canada unless such Pledgor has complied with Section 5.12 of the Credit Agreement.

Section 4.7 Due Authorization and Issuance.

All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a shareholder, unitholder, partner or a member of any issuer of the Pledged Securities.

Section 4.8 Consents, etc.

In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, the Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.9 Pledged Collateral.

As of the date hereof, all information set forth herein, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is true, accurate and complete in all material respects. The Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the material property of such type of Pledged Collateral owned or held by the Pledgors.

Section 4.10 Insurance.

In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Credit Agreement.

Section 4.11 Assets in Quebec.

With the exception of inventory in transit, the aggregate fair market value of all assets and property comprising the Pledged Collateral situated in the Province of Quebec (the “Quebec Collateral”) does not exceed $1,000,000. If at any time the fair market value of the Quebec Collateral exceeds $1,000,000, the Borrower shall (i) promptly provide the Collateral Agent with written notice thereof, and (ii) within thirty (30) days of such notice, execute and/or deliver to the Collateral Agent any and all agreements, instruments and documents as the Collateral Agent shall reasonably require to grant to the Collateral Agent a valid and perfected first priority security interest in the Quebec Collateral.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

Section 5.1 Pledge of Additional Securities Collateral.

Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within five (5) Business Days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge

Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

Section 5.2 Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that such Pledgor shall not in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five (5) days after receipt thereof) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default (in respect of which the Collateral Agent agrees in connection with the exercise of its rights set forth in (i) and (ii) below to provide a concurrent notice to the applicable Pledgor):

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may reasonably request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(a)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 5.3 Defaults, etc.

No Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not (a) in violation of any other provisions of any such agreement to which such Pledgor is a party, or (b) or otherwise in default or violation thereunder which could, in the case of (a) or (b) not be reasonably expected to have a Material Adverse Effect. No Securities Collateral pledged by such Pledgor is subject to any defence, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, which could reasonably be expected to have a Material Adverse Effect, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

Section 5.4 Certain Agreements of Pledgor As Issuer and Holder of Equity Interests.

(a) In the case where a Pledgor is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case where a Pledgor is a partner, shareholder, unitholder or member, as the case may be, in a partnership, limited liability company or other person, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other person and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder, unitholder or member in such partnership, limited liability company or other person with all the rights, powers and duties of a general partner, limited partner, shareholder, unitholder or member, as the case may be. Notwithstanding anything contained in this Agreement and for greater certainty, the consents to pledge and transfer granted by each Pledgor herein do not, and shall not, under any circumstances extend to, and the Pledged Securities shall not include, any Equity Interests in an unlimited liability company.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

Section 6.1 Grant of Intellectual Property Licence.

For the purpose of enabling the Collateral Agent, during the occurrence and continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive licence to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located; provided that (i) such licence shall only become effective upon the occurrence of such Event of Default and (ii) all goods or services provided under any Trademarks during the term of such licence shall be substantially similar in quality to such goods and services as were provided or sold prior to the Event of Default. Such licence shall include access to all media in which any of the licensed items may be recorded or stored and to all computer and internet, intranet and extranet programs used for the compilation or printout hereof.

Section 6.2 Protection of Collateral Agent’s Security.

On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state, provincial, territorial or local court or administrative body or in the Canadian Intellectual Property Office (other than non-final refusals to register or maintain) regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any material pending or future litigation, dispute resolution or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment, (iii) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which could be reasonably expected to have a Material Adverse Effect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (iv) not license any Intellectual Property Collateral other than licences entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licences in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent, (v) diligently keep adequate records respecting all Intellectual Property Collateral and (vi) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.

Section 6.3 After-Acquired Property.

If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 12(a) and 12(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

Section 6.4 Litigation.

Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any licence thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 10.03 of the Credit Agreement. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

Section 7.1 Maintenance of Records.

Each Pledgor shall keep and maintain at its own cost and expense complete records, in all material respects, of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at the Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.

Section 7.2 Legend.

Each Pledgor shall legend, at the request of the Collateral Agent and in form and manner reasonably satisfactory to the Collateral Agent, the Receivables (if evidenced in writing) or the books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

Section 7.3 Modification of Terms, etc.

No Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business or extend or renew any such obligations except in the ordinary course of business or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business without the prior written consent of the Collateral Agent, which shall not be unreasonably withheld. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.

Section 7.4 Collection.

Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including legal fees and disbursements) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Secured Party, shall be paid by the Pledgors.

ARTICLE VIII

TRANSFERS

Section 8.1 Transfers of Pledged Collateral.

No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except for the sale of Inventory in the ordinary course of business or as expressly permitted by the Credit Agreement.

ARTICLE IX

REMEDIES

Section 9.1 Remedies.

Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Personally, or by agents or attorneys, immediately (but subject to delivery of any required notices) take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than two (2) Business Day after receipt thereof) pay such amounts to the Collateral Agent;

(iii) Sell, assign, grant a licence to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a licence or sublicence to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, licence, sublicence or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any reasonable place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to any reasonable place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii) Exercise all the rights and remedies of a secured party on default under the PPSA, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.3 hereof, sell, assign or grant a licence or sublicence to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licencee, sublicencee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned, licensed or sublicensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licencee, sublicencee or recipient at any such sale shall acquire the property sold, assigned, licensed or sublicensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims or other rights of action against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned, licensed or sublicensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

Section 9.2 Appointment of a Receiver.

The Collateral Agent may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or any employee or employees of the Collateral Agent or not, to be a receiver or receivers (hereinafter called a “Receiver”, which term when used herein shall include a receiver and/or manager and any permutation thereof) of any Pledged Collateral of any Pledgor (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of any Pledgor and not the Collateral Agent, and Collateral Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of the Pledged Collateral, to preserve the Pledged Collateral or its value, to carry on or concur in carrying on all or any part of the business of any Pledgor and to sell, lease, licence, sublicence or otherwise dispose of or concur in selling, leasing, licensing, sublicensing or otherwise disposing of the Pledged Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including such Pledgor, enter upon, use and occupy all premises owned or occupied by such Pledgor wherein the Pledged Collateral may be situate, maintain Pledged Collateral upon such premises, borrow money on a secured or unsecured basis and use the Pledged Collateral directly in carrying on such Pledgor’s business or as security for loans or advances to enable the Receiver to carry on such Pledgor’s business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by any Pledgor, all money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to the Collateral Agent. Every such Receiver may, in the discretion of the Collateral Agent, be vested with all or any of the rights and powers of the Collateral Agent. The Collateral Agent, may, either directly or through its agents or nominees, exercise any or all powers and rights given to a Receiver by virtue of the foregoing provisions of this Section 9.2.

Section 9.3 Notice of Sale.

Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, fifteen (15)

days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. To the fullest extent permitted by applicable law, no notification need be given to any Pledgor if it has signed, after the occurrence and continuance of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

Section 9.4 Waiver of Notice and Claims.

Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession except for the damages due to the gross negligence or willful misconduct of Collateral Agent, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

Section 9.5 Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act (Ontario), and applicable state and provincial securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the

Securities Act (Ontario) or similar legislation in other jurisdictions), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act (Ontario) or under applicable state and provincial securities laws, even if such issuer would agree to do so.

(c) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agent, for the benefit of the Collateral Agent, use its commercially reasonable efforts to cause any registration, qualification under or compliance with any Federal, state or provincial securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (Ontario) (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state or provincial securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of securities included in the Securities Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act (Ontario) and the rules of the Ontario Securities Commission thereunder or similar legislation in other jurisdictions, as the same are from time to time in effect,

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.5 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.5 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defences against an action for specific performance of such covenants except for a defence that no Event of Default has occurred and is continuing.

Section 9.6 No Waiver; Cumulative Remedies.

(a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

Section 9.7 Certain Additional Actions Regarding Intellectual Property.

If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are reasonably necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Collateral Agent, each Pledgor shall use its best commercial efforts to make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.

ARTICLE X

PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;

APPLICATION OF PROCEEDS

Section 10.1 Application of Proceeds.

The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Concerning Collateral Agent.

(a) The Collateral Agent has been appointed as Canadian Collateral Agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith, except to the extent the liability of such person is found in a non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(c) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message or e-mail, in each case provided by or from a Pledgor, reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

Section 11.2 Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact.

If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees, fines and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, in the Collateral Agent’s discretion at any time after the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and made for consideration and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 11.3 Continuing Security Interest; Assignment.

This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured

Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Hedging Agreement, such Hedging Agreement.

Section 11.4 Termination; Release.

(a) Notwithstanding anything to the contrary herein, when all the Secured Obligations have been paid in full and the Commitments of the Canadian Lenders to make any Canadian Loan under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including PPSA termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

(b) Notwithstanding the foregoing, if (i) the Secured Obligations (other than the Secured Obligations of the type described in clause (b) of the definition of Secured Obligations (the “Remaining Secured Obligations”), which remain outstanding), have been paid in full and the Commitments of the Canadian Lenders to make any Canadian Loan under the Credit Agreement shall have expired or been sooner terminated, and (ii) all or a portion of the repayment of the Secured Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any affiliate of a Loan Party (“Refinancing Indebtedness”) which Refinancing Indebtedness is secured by property of such persons, this Agreement shall terminate as if the Remaining Secured Obligations have been paid in full and the provisions of paragraph (a) of this Section 11.4 shall apply concurrently with the incurrence of the Refinancing Indebtedness and the securing of the Refinancing Indebtedness and the Remaining Secured Obligations on an equal and ratable basis. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.

Section 11.5 Modification in Writing.

No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

Section 11.6 Notices.

Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

Section 11.7 Governing Law, Submission to Jurisdiction, Waiver of Venue, Service of Process and Waiver of Jury Trial.

(a) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the Province of Ontario and federal laws of Canada applicable therein, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

(b) Submission to Jurisdiction. Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Province of Ontario sitting in Toronto, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and such Pledgor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Ontario court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agents, the Administrative Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Waiver of Venue. Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 11.7(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Service of Process. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

(e) Waiver of Jury Trial. Each Pledgor hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other Loan

Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.7.

Section 11.8 Severability of Provisions.

Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

Section 11.9 Execution in Counterparts.

This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

Section 11.10 Business Days.

In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

Section 11.11 No Credit for Payment of Taxes or Imposition.

No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

Section 11.12 No Claims Against Collateral Agent.

Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

Section 11.13 No Release.

Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

Section 11.14 Obligations Absolute.

All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, winding-up, reorganization, merger, amalgamation, continuation, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Credit Agreement [, any Hedging Agreement] or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Agreement or any other Loan Document or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement [, any Hedging Agreement] or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defence available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., as Pledgor

By:
Name:
Title:

PROJECT DOVE MANITOBA LP, by its General Partner, PROJECT DOVE HOLDCO, INC., as Pledgor

By:
Name:
Title:

S-1

Canadian Security Agreement

Exhibit 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December     , 2005 made by SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., PROJECT DOVE MANITOBA LP and UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is materially adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

Exhibit 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [ ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 30, 2005 made by SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., PROJECT DOVE MANITOBA LP and UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

[ ], as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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Exhibit 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 30, 2005 made by SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., PROJECT DOVE MANITOBA LP and UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                            ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

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IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Schedules to be attached]

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Exhibit 4

[Form of]

CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this “Control Agreement”), dated as of [                    ], by and among [                    ] (the “Pledgor”), UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent (the “Collateral Agent”) and [                    ] (the “Bank”), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of December     , 2005, made by the Pledgors thereto in favor of the Collateral Agent, as pledgee, assignee and secured party. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

Section 1. Confirmation of Establishment and Maintenance of Designated Accounts.

The Bank hereby confirms and agrees that (i) the Bank has established for the Pledgor and maintains the deposit account(s) listed in Schedule 1 annexed hereto (such account(s), together with each such other deposit account maintained by the Pledgor with the Bank collectively, the “Designated Accounts” and each a “Designated Account”), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, and (iii) this Control Agreement is the valid and legally binding obligation of the Bank.

Section 2. Control.

Upon the Collateral Agent’s delivery of a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank, the Bank shall comply with instructions originated by the Collateral Agent without further consent of the Pledgor or any person acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account. The Bank shall also comply with instructions directing the disposition of funds in each Designated Account originated by the Pledgor or its authorized representatives until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank. After the Collateral Agent delivers a Notice of Sole Control, the Bank shall comply with, and is fully entitled to rely upon, any instruction from the Collateral Agent, even if such instruction is contrary to any instruction that the Pledgor may give or may have given to the Bank.

Section 3. Subordination of Lien; Waiver of Set-Off.

The Bank hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of setoff against, any Designated Account or any funds therein it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the funds therein or credited thereto. The

.Bank agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Bank may at any time have against or in any of the Designated Accounts or any funds therein; provided, however, that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4. Choice of Law.

Both this Control Agreement and the Designated Accounts shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 5. Conflict with Other Agreements; Amendments.

As of the date hereof, there are no other agreements entered into between the Bank and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Bank and the Pledgor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 6. Certain Agreements.

As of the date hereof, the Bank has furnished to the Collateral Agent the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

Section 7. Notice of Adverse Claims.

Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Accounts, the Bank on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given control of any Designated Account or any such funds. If the Bank becomes aware that any person or entity is asserting any lien, encumbrance, security interest or materially

S-2

adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank shall promptly notify the Collateral Agent and the Pledgor thereof.

Section 8. Maintenance of Designated Accounts.

In addition to the obligations of the Bank in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

(i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Bank a notice in the form of Exhibit A hereto instructing the Bank to terminate Pledgor’s access to any Designated Account (the “Notice of Sole Control”), the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any funds therein, and cease taking instructions from the Pledgor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account.

(ii) Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Pledgor and the Collateral Agent at the address set forth in Section 10 hereof. The Bank will promptly provide to the Collateral Agent, upon request therefor from time to time, a statement of the cash balance in each Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.

Section 9. Successors; Assignment.

The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

Section 10. Notices.

Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:

[                                             ]

[Address]

Attention:

Telecopy:

Telephone:

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with copy to:

[                                                 ]

[Address]

Attention:

Telecopy:

Telephone:

Bank:

[                                                 ]

[Address]

Attention:

Telecopy:

Telephone:

Collateral Agent:

UBS AG, Stamford Branch

677 Washington Boulevard

Stamford, Connecticut 06901

Attention:

Telecopy:

Telephone:

with a copy to:

Latham & Watkins LLP

233 South Wacker Drive

Chicago, Illinois 60606-6401

Attention: Donald L. Schwartz

Telecopy: (312)993-9767

Telephone: (312) 876-7631

Any party may change its address for notices in the manner set forth above.

Section 11. Termination.

(i) Except as otherwise provided in this Section 11, the obligations of the Bank hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all funds therein have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Bank of such termination in writing.

(ii) The Bank, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.

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(iii) Prior to any termination of this Control Agreement pursuant to this Section 11, the Bank hereby agrees that it shall promptly take, at Pledgor’s sole cost and expense, all reasonable actions necessary to facilitate the transfer of any funds in the Designated Accounts as follows: (a) in the case of a termination of this Control Agreement under Section 11(i), to the institution designated in writing by Pledgor; and (b) in all other cases, to the institution designated in writing by the Collateral Agent.

Section 12. Fees and Expenses.

The Bank agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Bank hereunder (collectively, the “Account Expenses”), and the Pledgor agrees to pay such Account Expenses to the Bank on demand therefor. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Bank for all Account Expenses.

Section 13. Severability.

If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 14. Counterparts.

This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[signature page follows]

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[		]

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[		],
as Bank

By:
Name:
Title:

S-6

SCHEDULE 1

Designated Account(s)

S-7

EXHIBIT A

NOTICE OF SOLE CONTROL

[Letterhead of Agent]

To:	[BANK]

Re:	Account No.

Ladies and Gentlemen:

Reference is made to the Control Agreement Concerning Deposit Accounts dated                     , 2006 (the “Agreement”) among [                    ], us and you regarding the above-described account (the “Blocked Account”). In accordance with Section 8 of the Agreement, we hereby give you notice that an event of default has occurred and of our exercise of control of the Blocked Account and we hereby instruct you to immediately transfer funds as reflected in the Agreement to the following account:

___________________________

___________________________

___________________________

Very truly yours,

UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

S-8

Acknowledged:

[BANK],

By:
Name:
Title:

S-9

Exhibit 5

[Form of]

Intellectual Property Security Agreement

Intellectual Property Security Agreement, dated as of [                    ], by [                    ] (the “Pledgor”), in favor of UBS AG, STAMFORD BRANCH, in its capacity as Canadian Collateral Agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgor is a party to a Security Agreement of even date herewith (the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Intellectual Property Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

Section 1. Defined Terms.

Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

Section 2. Grant of Security Interest in Copyright Collateral.

The Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

(a) Copyrights of the Pledgor listed on Schedule I1 attached hereto;

(b) Patents of the Pledgor listed on Schedule II2 attached hereto;

(c) Trademarks of the Pledgor listed on Schedule III3 attached hereto;

(d) all Goodwill associated with such Trademarks; and

(e) all Proceeds of any and all of the foregoing (other than Excluded Property).

[1]	Should include same Copyrights listed on Schedule 12(b) of the Perfection Certificate.

[2]	Should include same Patents listed on Schedule 12(a) of the Perfection Certificate.

[3]	Should include same Trademarks listed on Schedule 12(a) of the Perfection Certificate.

Section 3. Security Agreement.

The security interest granted pursuant to this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Intellectual Property made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Intellectual Property Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

Section 4. Termination.

Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall promptly execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Intellectual Property under this Intellectual Property Security Agreement.

Section 5. Counterparts.

This Intellectual Property Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Intellectual Property Security Agreement by signing and delivering one or more counterparts.

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

[signature page follows]

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IN WITNESS WHEREOF, the Pledgor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

[PLEDGOR][4]

By:
Name:
Title:

ACCEPTED AND AGREED:

UBS AG, STAMFORD BRANCH, as Canadian Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[4]	This document needs only to be executed by the Pledgor which owns pledged Intellectual Property.

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SCHEDULE I

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS5

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	APPLICATION NUMBER	TITLE

[5]	Note to attorney: These schedules include the minimum information required to perfect in CIPO. A conformed version of perfection certificate would be adequate, provided it contains this information.

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SCHEDULE II

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS6

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

[6]	Note to attorney: These schedules include the minimum information required to perfect in CIPO. A conformed version of perfection certificate would be adequate, provided it contains this information.

SCHEDULE III7

to

INTELLECTUAL PROPERTY SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

[7]	Note to attorney: These schedules include the minimum information required to perfect in CIPO. A conformed version of perfection certificate would be adequate, provided it contains this information.

Exhibit 6

FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY

CERTIFIED MAIL — RETURN RECEIPT REQUESTED

[                    ], 200[  ]

TO:	[Bailee’s Name]

[Bailee’s Address]

Re:	[Borrower]

Ladies and Gentlemen:

In connection with that certain Security Agreement, dated as of December     , 2005 (the “Security Agreement”), made by SOUTHERN GRAPHIC SYSTEMS-CANADA, CO./SYSTEMES GRAPHIQUES SOUTHERN-CANADA, CO., PROJECT DOVE MANITOBA LP and UBS AG, Stamford Branch, as Collateral Agent (“UBS”), we have granted to UBS a security interest in substantially all of our personal property, including our inventory.

This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of UBS’s continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by UBS, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

Your acknowledgment also constitutes a waiver and release, for UBS’s benefit, of any and all claims, liens, including bailee’s liens, and demands of every kind which you have or may later have against such goods (including any right to include such goods in any secured financing to which you may become party).

In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and approved:		Very truly yours,

[BAILEE]		[PLEDGOR]

By:		By:
	Name:	Name:
	Title:	Title:

cc:	UBS AG, Stamford Branch